WESTERN ASSET FUNDS, INC.
SUPPLEMENT DATED MAY 20, 2022
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
EACH DATED SEPTEMBER 30, 2021 OF
WESTERN ASSET TOTAL RETURN UNCONSTRAINED FUND (THE “FUND”)

Effective immediately, the Fund’s Summary Prospectus, Prospectus and SAI are amended as follows.
The sentence on the cover page of the Fund’s Prospectus that reads “The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.” is deleted in its entirety and replaced with the following:
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities or determined whether this Prospectus is accurate or complete.
In the Fund’s Summary Prospectus and Prospectus, the section entitled “Principal risks” and in the Fund’s Prospectus, the section entitled “More on the fund’s investment strategies, investments and risks—More on risks of investing in the fund” are amended to add the following:
Commodity regulatory risk. The fund is a “commodity pool” and the fund’s manager is registered as a “commodity pool operator” under the Commodity Exchange Act with respect to the fund. As a result, additional disclosure, reporting and recordkeeping obligations mandated by the U.S. Commodity Futures Trading Commission (“CFTC”) apply with respect to the fund. The fund’s manager is therefore subject to dual regulation by the Securities and Exchange Commission and the CFTC. Notwithstanding the foregoing, the CFTC has adopted rules that allow for substituted compliance with certain CFTC disclosure and shareholder reporting requirements based on compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the manager as the fund’s commodity pool operator, the manager’s and the fund’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the manager’s CFTC compliance obligations. The CFTC has neither reviewed nor approved the fund, its investment strategies, or this prospectus.
As it pertains to the Fund, the section entitled “Investment Policies—Commodity Exchange Act Regulation—Exclusion from Commodity Pool Operator Definition” in the Fund’s SAI is deleted in its entirety and replaced with the following:
Commodity Exchange Act Regulation – Commodity Pool Operator- Total Return Unconstrained Fund
Based on the Fund’s investment strategy, the Fund is deemed a “commodity pool” and the Manager is registered as a commodity pool operator with respect to the Fund. The Manager is therefore subject to dual regulation by the SEC and the CFTC. Compliance with applicable CFTC disclosure, reporting, and recordkeeping regulations may increase Fund expenses. Notwithstanding the foregoing, the CFTC has adopted rules that allow for substituted compliance with certain CFTC disclosure and shareholder reporting requirements based on compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Fund’s commodity pool operator, the Manager’s and the Fund’s compliance with

SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Manager’s CFTC compliance obligations. The CFTC has neither reviewed nor approved the Fund, its investment strategies, or this SAI.
In the Fund’s SAI, the following information is added immediately below the section entitled “Investment Management and Service Provider Information—Custodian and Transfer Agent:”
Books and Records – Commodity Pool Operator
Books and records that are required to be maintained by the Total Return Unconstrained Fund’s commodity pool operator with respect to the Fund in accordance with applicable CFTC recordkeeping requirements may be kept with the Fund’s custodian and transfer agent at the following locations:
Custodian: BNY Mellon, 240 Greenwich Street, New York, NY 10286
Transfer Agent: Investor Services, 3344 Quality Drive, Rancho Cordova, California 95670-7313
Please retain this supplement for future reference

WASX910865

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